EXHIBIT 23.1


    INDEPENDENT AUDITOR'S CONSENT

    We consent to the incorporation by reference in Registration Statement
    No. 33-58496 of Eaton Vance Corp. (the company) on Form S-8 of our report dated December 13, 1994 appearing in the Annual Report on Form 10-K of the company for the year ended October 31, 1994.





    DELOITTE & TOUCHE LLP

    Boston, Massachusetts
    January 18, 1995



                                       -86-